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                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549
                            ____________________________

                                      FORM 8-K

                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                            Date of Report:  May 5, 1999
                         (Date of earliest event reported)

                              ACTIVE VOICE CORPORATION
                 (Exact Name of Registrant as Specified in Charter)


        Washington                   0-22804               91-1235111
(State or Other Jurisdiction       (Commission           (IRS Employer
    of Incorporation)              File Number)        Identification No.)


                                2901 Third Avenue
                           Seattle, Washington 98121
          (Address of Principal Executive Offices, including Zip Code)


                                   (206) 441-4700
                (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

On May 5, 1999 Active Voice Corporation signed a worldwide Master Purchase Agreement with NEC Corporation. The agreement provides uniform terms and conditions for all NEC affiliates globally and covers all Active Voice products including the new Unity-TM- unified messaging platform. NEC and Active Voice have also signed a loan and investment agreement which, among other things, grants a warrant for NEC to purchase up to 500,000 shares of Active Voice common stock for $13 per share and a loan to Active Voice of up to $6.5 million.





                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  May 14, 1999


                                   ACTIVE VOICE CORPORATION



                                   By  /s/ Jose S. David
                                     ----------------------------------------
                                     Jose S. David, Chief Financial Officer